UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HEALTHCARE TRIANGLE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

HEALTHCARE TRIANGLE, INC.

7901 STONERIDGE DRIVE, SUITE # 220

PLEASANTON, CALIFORNIA 94588

October 10, 2025

Dear Healthcare Triangle Stockholder:

I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Healthcare Triangle, Inc. (the “Company”) to be held on Friday, October 31, 2025, at 10:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location.

At this year’s virtual Annual Meeting, our stockholders will be asked to:

(1) elect the four (4) nominees for director who are named in the Proxy Statement;

(2) ratify the appointment of SRCO Professional Corporation, Chartered Professional Accountants (“SRCO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof). The Board of Directors unanimously recommends that you vote FOR the election of the director nominees, and FOR the ratification of the appointment of SRCO Professional Corporation, Chartered Professional Accountants.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting that you received in the mail. The Notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2024. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is very important. Whether or not you plan to attend the virtual meeting, please carefully review the proxy materials and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote during the meeting if you decide to attend the virtual Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Thank you for your ongoing support of and continued interest in Healthcare Triangle.

Sincerely,

/s/ Dave Rosa

Dave Rosa

Chairman of the Board of Directors

HEALTHCARE TRIANGLE, INC.

7901 STONERIDGE DRIVE, SUITE # 220

PLEASANTON, CALIFORNIA 94588

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, October 31, 2025

Notice is hereby given that Healthcare Triangle, Inc. will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, October 31, 2025 at 10:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. Stockholders may attend the virtual Annual Meeting by visiting https://web.viewproxy.com/HCTI/2025 and register to attend the meeting. You must register prior to the registration deadline of [*], 2025 at 5:00 p.m. Eastern Time. The Annual Meeting will be held to accomplish the following purposes:

●	elect four (4) directors to hold office until the 2026 annual meeting of stockholders and until their successor is duly elected and qualified, subject to his or her earlier resignation or removal;

●	ratify the appointment of SRCO Professional Corporation, Chartered Professional Accountants as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

●	transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

The Annual Meeting will begin promptly at 10:00 a.m. Pacific Time. Only stockholders of record at the close of business on September 29, 2025, are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on September 29, 2025, or hold a valid proxy for the Annual Meeting. In order to attend, you must register in advance. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions. You will not be able to attend the 2025 Annual Meeting in person.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2024. The notice contains instructions on how to access those documents and to cast your vote via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2024. All stockholders who do not receive a notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, I encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on the proxy card regarding your voting options. You may vote at the virtual Annual Meeting, by submitting your proxy via the Internet, by mail or by telephone.

By Order of the Board of Directors:

/s/ Dave Rosa

Dave Rosa

Chairman of the Board of Directors

October 10, 2025

Pleasanton, California

Important Notice Regarding the Availability of Proxy Materials for the Healthcare Triangle 2025 Annual Meeting of Stockholders to Be Held on Friday, October 31, 2025: The Notice of 2025 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.healthcaretriangle.com/sec-filings/. In order to attend the virtual annual meeting, you must register in advance at https://web.viewproxy.com/HCTI/2025 prior to the registration deadline of [*], 2025 at 5:00 p.m. Eastern Time. You will not be able to attend the 2025 Annual Meeting in person.

HEALTHCARE TRIANGLE, INC.

i

HEALTHCARE TRIANGLE, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 31, 2025

GENERAL INFORMATION

Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

The Annual Meeting will be held at 10:00 a.m. Pacific Time on Friday, October 31, 2025. The Annual Meeting will be a virtual stockholders meeting held at https://web.viewproxy.com/HCTI/2025. We made this Proxy Statement available to stockholders beginning on October 10, 2025.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice to our stockholders is scheduled to begin on or about October 10, 2025.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON OCTOBER 31, 2025: This proxy statement, the accompanying proxy card or voting instruction card and our 2024 Annual Report on Form 10-K are available at https://web.viewproxy.com/HCTI/2025.

In this Proxy Statement the terms the “Company,” “we,” “us,” and “our” refer to Healthcare Triangle, Inc. The mailing address of our principal executive offices is Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588.

Record Date:	September 29, 2025

Quorum:	A majority of the shares of outstanding stock entitled to vote on the record date must be present in person, by remote communication, if applicable or represented by proxy duly authorized to constitute a quorum.

Shares Outstanding:	[●] shares of common stock, par value of $0.00001 per share (“common stock”), that has one (1) vote per share, and 20,000 shares of Series A Super Voting Preferred Stock, par value of $0.00001 per share (“preferred stock”), the holders of which having 1,000 votes per share, outstanding as of October 10, 2025.

Voting:	There are four ways a stockholder of record can vote:

(1)	By Proxy over the Internet: You may vote over the Internet by following the instructions provided in the Notice or, if you requested to receive your proxy materials by U.S. mail, by following the instructions on the proxy card.

(2)	By Telephone: If you requested to receive your proxy materials by U.S. mail, you may vote by telephone by following the instructions on the proxy card.

(3)	By Mail: If you requested to receive your proxy materials by U.S. mail, you may complete, sign and return the accompanying proxy card in the postage-paid envelope provided.

(4)	During the Meeting: If you are a stockholder as of the record date, you may vote during the virtual Annual Meeting by following the instructions available at https://web.viewproxy.com/HCTI/2025. Submitting a proxy will not prevent stockholders from attending the virtual Annual Meeting, revoking their earlier-submitted proxy, and voting during the meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on [*] Proxy Delivery Deadline Date], 2025. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Revoking Your Proxy	Stockholders of record may revoke their proxies by attending the virtual Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals	Each share of our common stock outstanding on the record date is entitled to one vote and each share of our preferred stock outstanding on the record date is entitled to 1,000 votes per share on any proposal presented at the virtual Annual Meeting:

For Proposal One, the election of directors, the nominees receiving the highest number of affirmative votes entitled to vote and cast will be elected as directors.

For Proposal Two, an affirmative vote of a majority of the shares present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required to ratify the appointment of SRCO Professional Corporation, Chartered Professional Accountants as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Effect of Abstentions and Broker Non-Votes

Abstentions and “broker nonvotes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

Shares voting “withheld” have no effect on the election of directors.

Abstentions has the effect of ratification of the appointment of SRCO Professional Corporation, Chartered Professional Accountants as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal Two, the ratification of the appointment of SRCO Professional Corporation, Chartered Professional Accountants, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors or on the proposal to automatically increase the number of shares subject to the Plan unless you affirmatively provide the broker instructions on how to vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors as described herein: FOR the election of the nominees for director, and FOR the ratification of the appointment of SRCO Professional Corporation, Chartered Professional Accountants as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs	We are paying for the distribution of the proxy materials, solicitation of the proxies and the platform for the holding of our virtual meeting. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Emerging Growth Company	We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (x) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (y) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Householding

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2024, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attn: Investor Relations, or call 925-270-4812, or email IR@healthcaretriangle.com.

If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, Proxy Statement, or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our amended certificate of incorporation and bylaws provide that the number of our directors shall be fixed from time to time by a resolution of our Board of Directors or of the stockholders. Our Board of Directors currently consists of four (4) members, three (3) of whom qualify as “independent” under the listing standards of the Nasdaq Capital Market (“Nasdaq”). Directors serve until the next annual meeting and until their successors are elected and qualified or until they die, retire or are removed. All of our current directors’ terms expire at this Annual Meeting. Directors who are elected at this Annual Meeting will have terms that will expire at our 2026 Annual Meeting.

The following presents our current directors, ages and positions as of October 10, 2025

Name	Age	Position
Dave Rosa(1)(2*)	60	Chairman of the Board of Directors.
Sujatha Ramesh	54	Chief Operating Officer and Director
Ronald McClurg(1*)(2)(3)	65	Director
Jainal Bhuiyan(1)(3*)	43	Director

(1)	Member of the Audit Committee. * Chairman of the Audit Committee and audit committee financial expert.

(2)	Member of the Compensation Committee. * Chairman of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee. * Chairman of the Nominating and Corporate Governance Committee.

Nominees for Election for a One Year Term Ending at the 2025 Annual Meeting

Based on the recommendation of the nominating and corporate governance committee of our Board of Directors, our Board of Directors has nominated Sujatha Ramesh, Dave Rosa, Ronald McClurg, and Jainal Bhuiyan for election as directors to serve for a one-year term ending at the 2025 Annual Meeting or until his or her successor is elected and qualified. Each nominee is a current member of our Board of Directors and each of the nominees has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of the nominees. If a nominees are unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee or nominees chosen by the present Board of Directors. In the alternative, the proxies may not vote for a substitute nominee or nominees and instead leave a vacancy on the Board of Directors. The Board of Directors may fill such vacancy at a later date or reduce the size of the Board of Directors. We have no reason to believe that the nominees will be unwilling or unable to serve if elected as a director.

Biographies of Nominees For Director

The biographies of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led the Board of Directors and its nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board of Directors. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Our corporate governance guidelines also dictate that a majority of the Board of Directors be comprised of independent directors whom the Board of Directors has determined have no material relationship with the Company and who are otherwise “independent” directors under the published listing requirements of the Nasdaq Capital Market (“Nasdaq”). The Company has determined that, with the exception of Ms. Sujatha Ramesh, our Chief Operating Officer and Director, all of our other directors qualify as “independent” directors

Dave Rosa. Mr. Rosa has served as a member of our board of directors since August 2021. Since 2016, Mr. Rosa has been and currently is President and CEO of NeuroOne Medical Technologies (NMTC: Nasdaq), a publicly traded company on the Nasdaq. He also serves on the boards of Biotricity (BTCY: OTC), a publicly traded company on the Over the Counter (OTC) platform, where he currently serves as compensation committee chairman and Neuro Event Labs, a privately held company in Finland, where he currently serves as Chairman of the Board. Mr. Rosa has over 25 years of experience holding a variety of senior management roles representing several medical device markets. His recent experience includes developing early-stage companies to commercialization and Nasdaq listing. Mr. Rosa holds a Master of Business Administration degree from Duquesne University and Bachelor of Science degree in Commerce and Engineering from Drexel University. We believe that Mr. Dave is well qualified to serve as chairman of the Board of Directors. With his entrepreneurial, leadership, operational and capital markets experience.

Sujatha Ramesh. Ms. Ramesh has served as our Chief Operating Oficer since March 2025, and as a member of our Board since April 2025. Ms. Ramesh has a distinguished career of over 25 years of senior executive experience in the technology and financial services industry, having previously served as Global Head of Strategic Initiatives at Citigroup (2006–2024), where she held senior leadership roles and led operational transformation, governance, risk management, financial optimization, and technology modernization across global markets. Prior to Citigroup, she held leadership positions at Publicis Sapient, Infinite Computer Solutions, and Capgemini (formerly iGATE Global Solutions), managing technology projects and digital transformation initiatives across North America, Europe, Asia, and Latin America. A recognized industry thought leader and honored listee in Who’s Who in America, Ms. Ramesh has spoken at global forums and served as a guest speaker at academic institutions, mentoring future leaders. Ms. Ramesh holds an MBA from NYU Leonard N. Stern School of Business and a Master of Science (MS) in Information Systems and Applications. We believe that Ms. Ramesh is qualified to serve as a member of our Board based on her outstanding skills and unique experience in IT industry in connection with healthcare domain.

Ronald McClurg. Mr. McClurg has over 30 years of financial leadership experience with public and private companies. Mr. McClurg has served as Chief Financial Officer of NeuroOne Medical Technologies Corp. (Nasdaq: NMTC) since January 2021. Prior to joining NeuroOne, from October 2003 to June 2019, Mr. McClurg served as VP – Finance and Administration and Chief Financial Officer of Incisive Surgical, Inc., a privately-held medical device manufacturer. Prior to 2003, Mr. McClurg served as Chief Financial Officer and Treasurer of Wavecrest Corporation, a privately-held manufacturer of electronic test instruments for the semiconductor industry, and served as Chief Financial Officer for several publicly-held companies, including Video Sentry Corporation, Insignia Systems, Inc. (Nasdaq: ISIG), and Orthomet, Inc. Currently, he serves on the board of governors of Biomagnetic Sciences, LLC and serves as a director and audit committee chair for Biotricity, Inc. (Nasdaq: BTCY). Mr. McClurg holds a Bachelor of Business Administration degree in accounting from the University of Wisconsin — Eau Claire. We believe that Mr. Ronald McClurg is qualified to serve as a member of our Board based on his outstanding skills and unique experience in Finance domain with public companies.

Jainal Bhuiyan. Mr. Jainal is currently a Senior Managing Director in investment banking at Paulson Investment Company. Prior to Paulson he was a partner at HRA Capital, a boutique investment bank he co-founded in 2012. Over the course of his 18 years of healthcare investment banking and capital markets experience, he has advised private and public healthcare companies from start-ups to commercially mature enterprises, totaling more than $3B in transactions. He holds FINRA Series 7, Series 63 and Series 79 licenses. We believe that Mr. Jainal Bhuiyan is qualified to serve as a member of our Board based on his outstanding skills and unique experience in investment banking in healthcare sector.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES.

__________________________________________________

CORPORATE GOVERNANCE

Meetings of the Board of Directors

Our Board of Directors held [●] regular meetings in 2025 and acted by written consent [●] times. During their respective terms of service, each director attended at least 75% of all meetings of the Board of Directors during 2025. Under our corporate governance guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Directors are also expected to try to attend our annual meeting of stockholders, all meetings of the Board of Directors and all meetings of the committees on which they serve.

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. Our Board of Directors has adopted a code of business conduct and ethics, which applies to our directors, officers and employees, including our chief executive officer, our chief financial officer, and our other executive and senior officers. Our code of business conduct and ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws, and possible conflicts of interest.

Under our code of business conduct and ethics, each of our directors and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigations of complaints relating to accounting or audit matters. These procedures have been adopted by the Board of Directors and are administered by our audit committee.

A current copy of our code of business conduct and ethics is posted on the Governance section of our website, which is located at https://www.healthcaretriangle.com/investors/governence/policies.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short term trading (within six months), short sales and, without prior approval, purchases or sales of puts, calls or other derivative securities of the or other hedging transactions. In addition, our insider trading policy expressly requires prior approval from our compliance officer if any of our executive officers, directors and specified other employees and their respective affiliates wish to borrow against company securities held in a margin account, or, pledging our securities as collateral for a loan.

Independence of the Board of Directors

Our Board of Directors has determined that Messrs. Mr. Rosa, Mr. McClurg, and Mr. Bhuiyan satisfy the requirement for independence set out in Nasdaq Rule 5605(b)(1) and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above. A majority of the members of our Board of Directors are independent under Nasdaq rule.

Identifying and Evaluating Director Nominees; Board Diversity

The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates in connection with its evaluation of a director candidate, including through candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm, or reliance on the knowledge of the members of the nominating and corporate governance committee, the Board of Directors or management. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors.

We do not have a formal policy concerning the diversity of the Board of Directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board of Directors, the nominating and corporate governance committee and the full Board of Directors are committed to creating a Board of Directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.

Minimum Qualifications

The nominating and corporate governance committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the Board of Directors’ selection as nominees for the Board of Directors and as candidates for appointment to the Board of Directors’ committees. The nominee shall have high standards of personal and professional ethics and integrity, shall have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, shall have skills that are complementary to those of the existing Board of Directors, shall have the ability to assist and support management and make significant contributions to the Company’s success and shall have an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, the nominating and corporate governance committee will consider, in addition to the minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, the current size and composition of the board and the needs of the Board of Directors and the respective committees of the Board of Directors, such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, other commitments and the like and any other factors that the nominating and corporate governance committee may consider appropriate. When the nominating and corporate governance committee considers diversity, it will consider diversity of experience, skills, viewpoints, race and gender, as it deems appropriate.

Family Relationships

There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the directors or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual’s name and qualifications to our Corporate Secretary at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588 who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2025 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than [*], 2025. Such proposals must be delivered to our Corporate Secretary at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588.

Securityholder and Interested Party Communications

The Board of Directors provides to every securityholder and interested party the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for securityholder and interested party communication. For a communication directed to the Board of Directors as a whole, securityholders and interested parties may send such communication to the attention of the Chairman of the Board of Directors via U.S. Mail or Expedited Delivery Service to: Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attn: Mr. David Ayanoglou, Chief Financial Officer.

For a communication directed to an individual director in his capacity as a member of the Board of Directors, securityholders and interested parties may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attn: [Insert the name of the director to whom you wish to communicate.]

We will forward by U.S. Mail any such communication to each director, and the Chairman of the Board in his capacity as a representative of the Board of Directors, to whom such communication is addressed to the address specified by each such director and the Chairman of the Board, unless there are safety or security concerns that mitigate against further transmission.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors currently believes that our company is best served by an independent director serving as the Chairman of the Board. Our independent directors bring experience, oversight and expertise from outside our company, while our Chief Financial Officer brings company-specific experience and expertise. Our Board of Directors believes that the independent role of Chairman is the best leadership structure for us at the current time as it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board of Directors. The Board of Directors recognizes, however, that no single leadership model is right for all companies at all times. Accordingly, the Board of Directors periodically reviews its leadership structure.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our chief financial officer provides reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our chief financial officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Risks Related to Compensation Policies and Practices

In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short- term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Board Committees

Our Board of Directors has established three standing committees: audit, leadership and compensation, and nominating and corporate governance. We have appointed persons to the Board of Directors and committees of the Board of Directors as required to meet the corporate governance requirements of the Nasdaq. The audit committee, compensation committee and nominating and corporate governance committee all operate under charters approved by our Board of Directors (copies of which can be found on our website by visiting https://www.healthcaretriangle.com/investors/governence/policies. During the fiscal year ended December 31, 2024, the audit committee met [●] times, the compensation committee met [●], and the nominating and corporate governance committee met [●] times. During their respective terms of service, each director attended at least 75% of all meetings of the committees on which they then served, which were held during 2024.

Our Board of Directors may from time to time establish other committees.

Board and Committee Evaluations

The nominating and corporate governance committee intends to establish the Board and committee evaluation process and may determine to use an independent third-party evaluation process from time to time in the future. No board or committee evaluations were undertaken in 2024.

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders to the extent practicable. We held an annual meeting of stockholders in 2024 as we were a public company.

Audit Committee

We have a separately designated standing audit committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The audit committee is currently comprised of three independent directors: Ronald McClurg, Jainal Bhuiyan, Dave Rosa. Mr. McClurg is the Chair of our audit committee. Our Board of Directors have determined that each of the members of our audit committee is “independent” within the meaning of the rules of the Nasdaq and the SEC, including for audit committee purposes, and that each of the members of our audit committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the Nasdaq. In addition, our Board of Directors has determined that Mr. McClurg is an “audit committee financial expert” as defined by the SEC. Our audit committee operates under a written charter. Our audit committee assists our Board of Directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee’s responsibilities include:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Report Of The Audit Committee Of The Board Of Directors

This report is submitted by the audit committee of the Board of Directors (the “Board”) of Healthcare Triangle, Inc. (the “Company”). The audit committee consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of the Nasdaq. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq. The Board has designated Mr. McClurg as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the Board.

The audit committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s consolidated financial statements for 2024 and met with management, as well as with representatives of our independent registered public accounting firm, to discuss the financial statements. The audit committee also discussed with members of M&K CPAS, PLLC, our former independent registered public accounting firmm the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, the audit committee received the written disclosures and the letter from SRCO Professional Corporation, Chartered Professional Accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of SRCO Professional Corporation, Chartered Professional Accountants its independence.

Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the Board that the Company’s audited consolidated financial statements for 2024 be included in its Annual Report on Form 10-K for 2024.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Signed by the Audit Committee:

Ronald McClurg (Chairperson)

Jainal Bhuiyan

Dave Rosa

Compensation Committee

The members of the compensation committee are Dave Rosa, and Ronald McClurg. Mr.  Rosa is the Chair of the compensation committee. Our Board of Directors has determined that each of the members of the compensation committee is “independent” within the meaning of the rules of the Nasdaq. Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee operates under a written charter. The compensation committee’s responsibilities include:

●	reviews, approves and determines, or makes recommendations to our Board of Directors regarding, the compensation of our executive officers;

●	administers our equity compensation plans;

●	reviews and approves, or makes recommendations to our Board of Directors, regarding incentive compensation and equity compensation plans; and

●	establishes and reviews general policies relating to compensation and benefits of our employees.

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Ronald McClurg, and Jainal Bhuiyan. Mr. Bhuiyan is the Chair of the nominating and corporate governance committee. Our Board of Directors has determined that each of the members of the nominating and corporate governance committee is “independent” within the meaning of the rules of the Nasdaq. Our nominating and corporate governance committee operates under a written charter. The nominating and corporate governance committee’s responsibilities include:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

●	evaluating director performance on our Board of Directors and applicable committees of our Board of Directors and determining whether continued service on our Board of Directors is appropriate

●	evaluating nominations by stockholders of candidates for election to our Board of Directors; and

●	corporate governance matters

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 10, 2025, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of Company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of October 10, 2025. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on [●] shares of our common stock and 20,000 shares of preferred stock issued and outstanding on October 10, 2025. As of October 10, 2025, there were [●] holders of our common stock and one holder of our preferred stock.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a cange in control of the Company.

		Number of Shares Beneficially Owned		Beneficial Ownership Percentages
Name and Address of Beneficial Owner (1)	Title	Common Stock	Series A Super Voting Preferred Stock(2)	Percent of Common Stock		Percent of Series A Super Voting Preferred Stock	Percent of Voting Stock (3)
Officers and Directors
David Ayanoglou	Chief Financial Officer	[●]	—	[●]	%	—	[●]	%
Sujatha Ramesh	Chief Operating Officer, and Director	[●]
Shibu Kizhakevilayil	Head of M&A	[●]	—	[●]	%	—	[●]	%
Ronald McClurg	Director	—	—	*		—	*
Jainal Bhuiyan	Director	—	—	*		—	*
Dave Rosa	Director	—	—	*		—	*
Officers and Directors as a Group (total of 2 persons) 5% Stockholders		[●]	—	[●]	%	N/A	[●]	%
SecureKloud Technologies, Inc.(4)		[●]	—	[●]	%	N/A	[●]	%

*	Less than 1%.
(1)	The principal address of the named officers, directors and 5% stockholders of the Company is c/o Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, CA 94588.
(2)	SecureKloud Technologies, Inc. is 60.7% owned by SecureKloud Technologies Limited which is a publicly traded company in India.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed SRCO Professional Corporation, Chartered Professional Accountants (“SRCO”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025, and we are asking you and other stockholders to ratify this appointment. SRCO Professional Corporation, Chartered Professional Accountants has served as our independent registered public accounting firm since April 2025. M&K CPAS, PLLC (“M&K”) served as our independent registered public accounting firm from January 2019 to July 2023.

The audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the Board of Directors determined to submit to stockholders for ratification the appointment of SRCO. A majority of the votes present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required in order to ratify the appointment of SRCO. In the event that the required majority do not ratify this appointment of SRCO, we will review our future appointment of SRCO.

We expect that a representative of SRCO will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Change in Independent Registered Public Accounting Firm

As we previously disclosed, M&K, our previous independent public accountant, was replaced by our Audit Commiottee effective as of April 10, 2025. On April 11, 2025, the Audit Committee approved appointing SRCO as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025.

M&K’s audit reports on our consolidated financial statements as of and for the fiscal years ended March 31, 2023 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2023 and 2024, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused M&K to make reference to the subject matter thereof in connection with its reports for such periods. During our two most recent fiscal years ended March 31, 2023 and 2024, neither we, nor anyone on our behalf, consulted with SRCO regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that SRCO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, we provided M&K with a copy of the disclosures it made in our Current Report on Form 8-K filed on April 11, 2025, and requested from M&K a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of M&K’s letter dated April 11, 2025 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed on April 11, 2025.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

In addition, in the event time constraints require pre-approval prior to the audit committee’s next scheduled meeting, the audit committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the audit committee at its next scheduled meeting.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SRCO PROFESSIONAL CORPORATION, CHARTERED PROFESSIONAL ACCOUNTANTS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

OTHER INFORMATION

Availability of bylaws

A copy of our amended bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2024 Annual Report

Our financial statements for our fiscal year ended December 31, 2024 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at https://www.healthcaretriangle.com/sec-filings/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attention: Secretary.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

By Order of the Board of Directors:

/s/ Dave Rosa

Dave Rosa

Chairman of the Board of Directors

HEALTHCARE TRIANGLE

NAME & ADDRESS HERE

As a stockholder of HEALTHCARE TRIANGLE, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on October 30, 2025.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to https://fcrvote.com/HCTI
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

HEALTHCARE TRIANGLE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lakshmanan Kannappan and David Ayanoglou, and each or either of them, as the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to vote all of the shares of the capital stock of Healthcare Triangle, Inc., which the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of Healthcare Triangle, Inc., to be held on October 31, 2025 at 10:00 a.m. Pacific Time (the "2025 Healthcare Triangle, Inc. Annual Meeting"), and at any and all postponements, continuations, and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2025 Healthcare Triangle, Inc. Annual Meeting. This year's Annual Meeting will be held only via the Internet and will be a virtual meeting. To register to attend the Meeting, please visit https://web.viewproxy.com/HCTI/2025 before 11:59 p.m. EST on October 28, 2025.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2, AND "FOR ALL" THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Signature______________________________

Date______________________________

Title______________________________

Signature (Joint Owners)____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

The Board of Directors recommends a vote "FOR" Proposal 2 and "FOR ALL" the nominees for director listed in Proposal 1.

Please mark your votes like this X

1. NOMINEES:	**FOR ALL** ☐	**WITHHOLD ALL** ☐	**FOR ALL EXCEPT** ☐
(1) Dave Rosa			☐
(2) Sujatha Ramesh			☐
(3) Ronald McClurg			☐
(4) Jainal Bhuiyan			☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box for each nominee you wish to withhold.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐